UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 22, 2019

Veritone, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38093	47-1161641
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

575 Anton Boulevard, Suite 100 Costa Mesa, California		92626
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (888) 507-1737

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

 Emerging growth company☒

 If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended

transition period for complying with any new or revised financial accounting standards provided pursuant to Section13(a) of the Exchange Act.	☐

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	VERI	The NASDAQ Stock Market LLC

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)Resignation of Director.

On May 22, 2019, Mr. Nathaniel L. Checketts provided notice of his resignation as a member of the Board of Directors (the “Board”) of Veritone, Inc. (the “Company”) effective as of that date.  Mr. Checketts was appointed to the Board in 2014 and has served continuously since that time.  His resignation does not involve any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

(d)Appointment of Director.

On May 23, 2019, Mr. Richard H. Taketa was appointed as a member of the Board of the Company, filling the vacancy in Class I of the Board that resulted from Mr. Checketts’ resignation.  As a Class I director, Mr. Taketa will serve on the Board for an initial term expiring at the Company’s 2021 annual meeting of stockholders.  The Board has not made any determinations as to the appointment of Mr. Taketa to any committees of the Board at this time.

For his service on the Board, Mr. Taketa will receive the regular cash compensation paid and equity compensation awarded by the Company to non-employee directors as described under the heading “Director Compensation” in the Company’s Amendment No. 1 to Annual Report on Form 10-K/A for the year ended December 31, 2018, which was filed with the Securities and Exchange Commission on April 29, 2019.  In addition, the Company has entered into a Director and Officer Indemnification Agreement with Mr. Taketa, effective May 23, 2019, in substantially the form previously filed as Exhibit 10.17 to the Company’s Registration Statement on Form S-1/A (No. 333-216726) filed with the Securities and Exchange Commission on April 28, 2017.

A copy of the press release issued by the Company announcing the appointment of Mr. Taketa as a director is attached to this report as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description
99.1	Press release issued by the Company dated May 23, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 23, 2019	Veritone, Inc.

	By:	/s/ Jeffrey B. Coyne
Jeffrey B. Coyne
Executive Vice President, General Counsel
and Secretary